AMENDMENT


This Amendment is made to Reinsurance Policy Numbers #17055-016 and #17055-044 by the parties, Preferred Life Insurance Company of New York ("Preferred Life") and WellCare of New York ("Plan").

In consideration of the promises contained herein, the past contractual relationships of the parties, the desire of the parties for continuing into the future a contractual relationship on mutually beneficial terms, and for other considerations the sufficiency and receipt of which are hereby acknowledged by the parties, the parties agree:

1. The Contract Year November 1, 1997 through October 31, 1998 is extended one month, to November 30, 1998; and

2. That liability of Preferred Life for limited continuation of benefits under Endorsements No. 1 is further limited in the aggregate to the first three million four hundred thousand ($3,400,000) dollars of claims incurred by Preferred Life under Endorsements No. 1, using the date of the health service to determine which claims are first. In no event will Preferred Life be responsible for more than three million four hundred thousand dollars of liability in the aggregate under these Endorsements.

This Amendment is effective on the date signed below.


WELLCARE OF NEW YORK

By:   /s/ Joseph R. Papa
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Title:    President/CEO
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Date Signed:  9-30-98
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PREFERRED LIFE INSURANCE COMPANY OF NEW YORK

By:   /s/ Michael T. Westermeyer
      -----------------------------
Title:    Secretary
      -----------------------------

Date Signed:  9-30-98
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